Exhibit 99.2

NASDAQ: AXSM GEMINI Phase 3 Trial of AXS-05 in MDD Topline Results Conference Call December 16, 2019 © Axsome Therapeutics, Inc.

2 © Axsome Therapeutics, Inc. AXS-05 in Major Depressive Disorder (MDD) GEMINI Phase 3 Trial Topline Results Overview Introduction Mark Jacobson, Senior Vice President, Operations Overview and Summary Herriot Tabuteau, MD, Chief Executive Officer GEMINI Trial Design & Results Cedric O’Gorman, MD, Senior Vice President, Clinical Development & Medical Affairs Q&A Presenters, Nick Pizzie, Chief Financial Officer and Dave Marek, Chief Commercial Officer Concluding Remarks Herriot Tabuteau, MD, Chief Executive Officer

Certain information contained in this presentation may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We may, in some cases, use terms such as “predicts,” “believes,” “potential,” “continue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. In particular, the Company’s statements regarding trends and potential future results are examples of such forward-looking statements. The forward-looking statements include risks and uncertainties, including, but not limited to, the success, timing and cost of our ongoing clinical trials and anticipated clinical trials for our current product candidates, including statements regarding the timing of initiation, pace of enrollment and completion of the trials (including our ability to fully fund our disclosed clinical trials, which assumes no material changes to our currently projected expenses), futility analyses and receipt of interim results, which are not necessarily indicative of the final results of our ongoing clinical trials and the number or type of studies or nature of results necessary to support the filing of a new drug application for any of our current product candidates; our ability to fund additional clinical trials to continue the advancement of our product candidates; the timing of and our ability to obtain and maintain U.S. Food and Drug Administration (“FDA”) or other regulatory authority approval of, or other action with respect to, our product candidates (including, but not limited to, FDA’s agreement with the Company’s plan to discontinue the bupropion treatment arm of the ADVANCE-1 study in accordance with the independent data monitoring committee’s recommendations); the Company’s ability to obtain additional capital necessary to fund its operations; the Company’s ability to generate revenues in the future; the potential for the ASCEND clinical trial, combined with the GEMINI clinical trial results, to provide a basis for approval of AXS-05 for the treatment of major depressive disorder and accelerate its development timeline and commercial path to patients; the Company’s ability to successfully defend its intellectual property or obtain the necessary licenses at a cost acceptable to the Company, if at all; the successful implementation of the Company’s research and development programs and collaborations; the enforceability of the Company’s license agreements; the acceptance by the market of the Company’s product candidates, if approved; the Company’s anticipated capital requirements, including the Company’s anticipated cash runway and the Company’s current expectations regarding its plans for future equity financings prior to the readout from its Phase 3 clinical trials; and other factors, including general economic conditions and regulatory developments, not within the Company’s control. These factors could cause actual results and developments to be materially different from those expressed in or implied by such statements. Forward-looking statements are not guarantees of future performance, and actual results may differ materially from those projected. The forward-looking statements are made only as of the date of this presentation and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstance. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Neither we nor any other person makes any representation as to the accuracy or completeness of such data or undertakes any obligation to update such data after the date of this presentation. In addition, these projections, assumptions and estimates are necessarily subject to a high degree of uncertainty and risk. The data disclosed in this press release are considered topline data and subject to further statistical review and the final results may vary. 3 Forward-Looking Statements & Safe Harbor © Axsome Therapeutics, Inc. FLS

Overview and Summary 4 © Axsome Therapeutics, Inc. Herriot Tabuteau, MD Chief Executive Officer Axsome Therapeutics, Inc.

GEMINI

Summary of Topline Results: Rapid and Durable Effects with AXS-05

- AXS-05: a novel, oral, investigational NMDA receptor antagonist with multimodal activity
- Rapid, durable, substantial, and significant improvement in symptoms of depression
- Met primary endpoint—highly statistically significant improvement on MADRS versus placebo at Week 6
- Rapid reduction in depressive symptoms at Week 1, earliest timepoint assessed
- Consistent effects—statistically significant improvement on multiple secondary endpoints versus placebo at Week 1 and thereafter
- AXS-05 was safe, well tolerated, and not associated with psychotomimetic effects
- Positive GEMINI trial, together with previously completed positive ASCEND trial, sufficient to support NDA filing of AXS-05 in MDD
  - Granted Breakthrough Therapy Designation for MDD earlier this year
  - NDA filing anticipated in 2H 2020

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• Major depressive disorder (MDD) is a disabling and potentially life-threatening, biologically- based disorder • Majority of patients experience inadequate response to current treatments: 63% fail to achieve remission to initial therapy, and of those 69% fail second line therapy2 • Current antidepressants are associated with prolonged time to clinical response: up to 6-8 weeks for those who respond • All currently approved oral MDD agents work primarily through monoaminergic mechanisms • Urgent need exists for new treatments with novel mechanisms of action, and faster onset of action, that are orally administered 6 Major Depressive Disorder (MDD): Need for New, Innovative Treatments © Axsome Therapeutics, Inc. GEMINI 17million U.S. adults experience major depressive episodes each year1 1. National Survey on Drug Use and Health (NSDUH). (2017). 2. Rush AJ, et al. Am J Psychiatry 2006;163:1905-1917.

7 AXS-05: Novel, Oral, NMDA Receptor Antagonist with Multimodal Activity AXS-05 NMDA Receptor Antagonism Sigma-1 Receptor Agonism Monoamine Reuptake Inhibition Modulation of DM Delivery 0 80 160 0 12 24 36 DM Plasma Concentration Time AXS-05 DM NMDA receptor Na+/Ca2+ Mg2+ DM component of AXS-05 K+ Cell membrane dextromethorphan/bupropion modulated delivery tablet AXS-05 Abbreviations: DM = Dextromethorphan; Mg2+=magnesium ion; Na+=sodium ion; Ca+2=calcium ion; K+=potassium ion. Axsome data on file © Axsome Therapeutics, Inc.

GEMINI Phase 3 Trial Design & Results 8 © Axsome Therapeutics, Inc. Cedric O’Gorman MD, MBA Senior Vice President, Clinical Development and Medical Affairs Axsome Therapeutics, Inc.

GEMINI

GEMINI Phase 3 Trial: Design Summary

GEMINI STUDY

A Phase 3 trial to assess the efficacy and safety of AXS-05 in the treatment of MDD

Subjects with moderate and severe MDD


Double-blind Dosing Period (6 weeks)
Week 0
Week 1
Week 2
Week 3
Week 4
Week 6
Up to 4-week Screening Period
N = 327
1:1 randomization
N = 163
AXS-05
(45 mg DM + 105 mg BUP, twice daily)
N = 164
Placebo
(twice daily)

BUP = Bupropion; DM = Dextromethorphan

- **Primary Endpoint:**
  - Change from baseline in the Montgomery-Åsberg Depression Rating Scale (MADRS) total score at Week 6
- **Key Secondary Endpoints:**
  - MADRS change at Week 1 and Week 2; MADRS remission (≤10) at Week 6; MADRS response (≥50%) at Week 6
- **Secondary Endpoints:**
  - Clinical Global Impression of Improvement (CGI-I), Clinical Global Impression of Severity (CGI-S), Patient Global Impression of Improvement (PGI-I), Quick Inventory of Depressive Symptomatology-Self-Report (QIDS-SR-16), Sheehan Disability Scale (or SDS), Quality of Life Enjoyment and Satisfaction Questionnaire (Q-LES-Q-SF)

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10 GEMINI Phase 3 Trial: Key Entry Criteria GEMINI © Axsome Therapeutics, Inc. Inclusion criteria included: • Male or female 18-65 years of age inclusive • DSM-5 criteria for current MDD without psychotic features • Montgomery-Åsberg Depression Rating Scale (MADRS) total score of ≥ 25 • CGI-S score of ≥ 4 at baseline Exclusion criteria included: • History of electroconvulsive therapy, vagus nerve stimulation, transcranial magnetic stimulation or any experimental central nervous system treatment during the current episode or in the past 6 months • Schizophrenia, bipolar disorder, obsessive compulsive disorder • Psychiatric symptoms secondary to any other general medical condition

11 GEMINI Phase 3 Trial: Demographics and Baseline Characteristics GEMINI © Axsome Therapeutics, Inc. AXS-05 (45 mg DM / 105 mg BUP) Placebo Age (years) 42.1 (12.71) 41.1 (13.78) Female Gender, n (%) 98 (60.1%) 117 (71.3%) Race, n (%) White Black or African American Asian Other or Not Reported 88 (54.0%) 61 (37.4%) 9 (5.5%) 5 (3.1%) 92 (56.1%) 55 (33.5%) 8 (4.9%) 9 (5.5%) BMI (mg/kg2) 29.2 (5.59) 29.4 (5.66) MADRS Total Score 33.6 (4.43) 33.2 (4.36) CGI-S Score 4.6 (0.59) 4.6 (0.57) Data are mean (SD) unless otherwise stated. Abbreviations: BMI = Body Mass Index; BUP = bupropion; CGI-S = Clinical Global Impression – Severity; DM = dextromethorphan; MADRS = Montgomery-Åsberg Depression Rating Scale • Demographics and baseline characteristics were similar across both treatment groups • Study completion rates were greater than 75% in both treatment groups

-20 -18 -16 -14 -12 -10 -8 -6 -4 -2 0 Baseline 1 2 3 4 5 6 MADRS Total Score Change from Baseline Week AXS-05 (45 mg dextromethorphan / 105 mg bupropion BID) 12 Improvement in Depressive Symptoms: Primary Endpoint – Change in MADRS Total Score © Axsome Therapeutics, Inc. GEMINI P<0.001 P=0.002 P=0.007 Notes: P-values calculated from LSMean. Abbreviations: BID = twice daily; MADRS = Montgomery-Åsberg Depression Rating Scale AXS-05 (n=156) Placebo (n=162) Difference P-Value Primary Endpoint Change in MADRS Total Score at Week 6 -16.6 -11.9 -4.7 0.002 Key Secondary Endpoint Change in MADRS Total Score at Week 1 -7.3 -4.9 -2.4 0.007 P<0.001 P<0.001

15% 28% 42% 49% 54% 7% 17% 25% 27% 34% 0% 10% 20% 30% 40% 50% 60% 1 2 3 4 6 Percentage of Responders ( ≥ 50% MADRS) Week AXS-05 Placebo 13 © Axsome Therapeutics, Inc. GEMINI Improvement in Depressive Symptoms: Clinical Response (≥ 50% MADRS improvement) P=0.035 P=0.020 P=0.001 P<0.001 P<0.001

3% 17% 24% 32% 40% 2% 8% 11% 12% 17% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 1 2 3 4 6 Percentage of Subjects Achieving Remission (MADRS ≤ 10) Week AXS-05 Placebo 14 © Axsome Therapeutics, Inc. GEMINI Improvement in Depressive Symptoms: Achievement of Remission (MADRS ≤ 10) P=0.013 P=0.002 P<0.001 P<0.001

15 © Axsome Therapeutics, Inc. GEMINI Rapid and Durable Improvements: Treatment Effects with AXS-05 P-value Week 1 Week 2 Week 6 Depressive Symptom Improvement MADRS Total Score Change from Baseline 0.007 <0.001 0.002 Clinical Response ≥50% Reduction in MADRS from Baseline 0.035 0.020 <0.001 Remission MADRS Score of ≤10 ns 0.013 <0.001 Core Symptoms Change from Baseline in MADRS-6 0.019 0.014 0.011 QIDS-SR-16 Change from Baseline 0.016 <0.001 0.001 CGI-I % with Marked / Moderate Improvement 0.035 <0.001 0.016 CGI-S Change from Baseline 0.013 <0.001 0.002 PGI-I % Reporting Very Much / Much Improved 0.008 0.015 0.007 Quality of Life and Functional Improvement Q-LES-Q-SF Change from Baseline in % of Maximum Possible Score 0.031 0.017 0.011 SDS Total Score Change from Baseline ns 0.003 0.002 Abbreviations: CGI-I = Clinical Global Impression–Improvement; CGI-S = Clinical Global Impression–Severity; MADRS = Montgomery-Åsberg Depression Rating Scale; ns = p-value not significant; PGI-I = Patient Global Impressions–Improvement; QIDS-SR-16 = Quick Inventory of Depressive Symptomatology-Self- Rated; Q-LES-Q-SF = Quality of Life Enjoyment and Satisfaction Questionnaire – Short Form; SDS = Sheehan disability scale.

16 © Axsome Therapeutics, Inc. GEMINI Safety of AXS-05 in MDD: Adverse Events Occurring in ≥5% of Subjects • Rates of discontinuation due to adverse events were low in both groups, 6.2% and 0.6%, for AXS-05 and placebo, respectively • One serious adverse event in the AXS-05 arm, which was not related to study drug AXS-05 (N = 162) Placebo (N = 164) Any Treatment-Emergent AE 100 (61.7%) 74 (45.1%) Dizziness 26 (16.0%) 10 (6.1%) Nausea 21 (13.0%) 14 (8.5%) Headache 13 (8.0%) 6 (3.7%) Diarrhea 11 (6.8%) 5 (3.0%) Somnolence 11 (6.8%) 5 (3.0%) Dry mouth 9 (5.6%) 4 (2.4%) Data presented as number of subjects (% of subjects)

17 GEMINI Phase 3 Trial Results: Summary © Axsome Therapeutics, Inc. GEMINI •AXS-05 resulted in rapid, durable, substantial, and statistically significant improvements in depressive symptomatology across multiple efficacy endpoints • Symptomatic benefits translated into statistically significant improvements on validated measurements of daily functioning and quality of life • AXS-05 was safe and well tolerated in this trial

18 Q&A © Axsome Therapeutics, Inc.

Concluding Remarks 19 © Axsome Therapeutics, Inc. Herriot Tabuteau, MD Chief Executive Officer Axsome Therapeutics, Inc.

AXS-05

AXS-05:
Clinical Programs in Psychiatry

	Clinical Program				
	ASCEND	GEMINI	STRIDE-1	AXS-05 / OL	ADVANCE-1
Indication	MDD	MDD	TRD	MDD/TRD	Alzheimer's Agitation
Phase	Pivotal Phase 2	Pivotal Phase 3	Pivotal Phase 3	Open-label Phase 3	Pivotal Phase 2/3
Objectives	Efficacy of AXS-05 vs. BUP	Efficacy of AXS-05 vs. PBO	Efficacy of AXS-05 vs. BUP	Long-term safety of AXS-05	Efficacy of AXS-05 vs. BUP and PBO
Status	Completed	Completed	Enrollment complete	Ongoing	Ongoing

Abbreviations: BUP = bupropion; MDD = Major Depressive Disorder; OL = Open-label; PBO = placebo; TRD = Treatment Resistant Depression

- FDA Breakthrough Therapy designation granted for AXS-05 in MDD
- Positive results from GEMINI and ASCEND trials sufficient to support NDA filing of AXS-05 in the treatment of MDD, targeted for 2H 2020

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Overview

Our CNS Candidates and Pipeline

- Four differentiated clinical-stage CNS assets targeting significant and growing markets
- Patent protection to 2034-2036, worldwide rights

Product Candidate	Preclinical	Phase 1	Phase 2	Phase 3
AXS-05 (DM + BUP)	Treatment Resistant Depression: Fast Track Designation			Ongoing
	Major Depressive Disorder: Breakthrough Therapy Designation			
	Agitation in Alzheimer's Disease: Fast Track Designation			Ongoing
	Smoking Cessation			
AXS-07 (MoSEIC™ Mx + Riz)	Migraine: Special Protocol Assessment			Ongoing
AXS-12 (Reboxetine)	Narcolepsy; U.S. Orphan Designation			Phase 3 planned
AXS-09 (DM + S-BUP)	CNS Disorders			

Abbreviations: BUP = Bupropion; CNS = Central Nervous System; DM = Dextromethorphan; Mx = Meloxicam; Riz = Rizatriptan; *S*-BUP = Esbupropion.

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For more information, please contact Mark Jacobson SVP, Operations 212-332-3243 mjacobson@Axsome.com axsome.com